UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2019

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2019, pursuant to the terms of that certain Purchaser Rights Agreement, dated as of October 28, 2019, by and between NextDecade Corporation (the “Company”) and Ninteenth Investment Company LLC,  the Board of Directors (the “Board”) of the Company appointed Khalifa Abdulla Al Romaithi as a Class B director of the Board.  In connection with Mr. Al Romaithi’s appointment to the Board, the size of the Board was increased from eleven to twelve members.  Mr. Al Romaithi will serve as a Class B director until the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified or the earlier of his death, resignation or removal.

Mr. Al Romaithi is the Executive Director, Midstream, in the Petroleum and Petrochemicals business at Mubadala Investment Company (“Mubadala”). He is responsible for pursuing attractive investment opportunities across the entire oil and gas infrastructure value chain with a primary focus on natural gas and crude gathering, treating, compression, processing and storage, pipeline, natural gas liquefaction and regasification. Prior to Mubadala, Mr. Al Romaithi held various senior managerial positions, including Director of Downstream Investments and Head of Portfolio Management, at the International Petroleum Investment Company.

Mr. Al Romaithi serves on the board of directors of several companies including Sumed, Gulf Energy Maritime PJSC, Arabtec Holding Co. PJSC, Depa United Group, and Abu Dhabi National Takaful Co. Mr. Al Romaithi received a Bachelor of Business Administration with a major in Finance from the University of Portland.

Mr. Al Romaithi has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2020

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel